UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 10, 2009

BEACON POWER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-31973 (Commission File Number)	04-3372365 (IRS Employer Identification No.)

65 Middlesex Road Tyngsboro, Massachusetts 01879 (Address of Principal Executive Offices) (Zip Code)

(978) 694-9121 (Registrant's telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 7.01  Regulation FD Disclosure.

On June 11, 2009, at Beacon Power Corporation’s (the “Company”) Annual Meeting of Stockholders, the Company will present the following slides as attached hereto and incorporated by reference herein as Exhibit 99.1

Item 8.01  Other Events.

On June 10, 2009, the Company issued a press release announcing that the Company has been selected by the New York State Energy Research and Development Authority (NYSERDA) for a project award valued at $2 million, subject to negotiations for the project contract.  The award would provide partial funding for 1 megawatt (MW) of flywheel energy storage in Stephentown, New York – the first of 20 MW that Beacon expects to build and operate on the site.  A copy of the press release is incorporated by reference herein as Exhibit 99.2.

This Current Report on Form 8-K and the documents incorporated by reference herein include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act.  Forward-looking statements can generally be identified by our use of words such as “anticipates,” “believes,” “continue,” “estimates,” “expects,” “intends,” “may,” “opportunity,” “plans,” “potential,” “predicts,” or “will,” the negative of these words or words of similar import. Similarly, statements that describe our future plans, strategies, intentions, expectations, objectives, goals or prospects are also forward-looking statements.  These statements are based on our beliefs and assumptions, which in turn are based on currently available information. Our beliefs and assumptions could prove incorrect. New risks and uncertainties emerge from time to time, and it is not possible for us to predict which factors will arise or how they may affect us.

These and other factors, including those factors set forth under “Risk Factors” in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us or on our behalf. You should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

99.1	Slides to be presented at the Beacon Power Corporation 2009 Annual Meeting of Stockholders.

99.2	Press release of Beacon Power Corporation dated June 10, 2009 announcing that the Company has been selected by NYSERDA for a project award valued at $2 million.

  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON POWER CORPORATION

Dated: June 11, 2009	By:	/s/ James M. Spiezio
James M. Spiezio
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slides to be presented at the Beacon Power Corporation 2009 Annual Meeting of Stockholders.

99.2	Press release of Beacon Power Corporation dated June 10, 2009 announcing that the Company has been selected by NYSERDA for a project award valued at $2 million.